Exhibit 10.3

AMENDMENT AND WAIVER, dated as of June 23, 2006 (this “Amendment”), among AMERICAN MEDIA, INC. (“Holdings”), AMERICAN MEDIA OPERATIONS, INC. (the “Borrower”), the lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

A. Reference is made to the Credit Agreement dated as of January 30, 2006, as amended by the Amendment and Waiver dated as of February 13, 2006 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the lenders party thereto, and the Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. Holdings and the Borrower have requested that the Required Lenders amend and waive certain provisions of the Credit Agreement. The Required Lenders are willing to agree to such amendment and waiver on the terms and subject to the conditions of this Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is amended as follows:

(a) Clause (d) of the definition of “Applicable Rate” is hereby amended and restated in its entirety as follows:

(d) Notwithstanding anything to the contrary herein, for purposes of the foregoing clauses (a) and (b), from the effective date of the Second Amendment to the Financial Statement Completion Date, the Applicable Rate shall be determined by reference to Category 1; provided that if the rating with respect to the Borrower’s senior secured bank debt is decreased below B1 by Moody’s or below B by S&P on or prior to the date that is one month after the Financial Statement Completion Date and such decrease is expressly attributable (in whole or in part) to the Delayed Financial Statements, then the Applicable Rate shall be determined by reference to Category 1 (plus, an additional 0.25% per annum until the Financial Statement Completion Date, if such decrease occurs prior to such Financial Statement Completion Date) during the period commencing on and including the date on which such decrease is announced and ending on and excluding the date on which the rating with respect to the Borrower’s senior secured bank debt from Moody’s is B1 or better and from S&P is B or better.

(b) The definition of “Financial Restatement Conditions” is hereby amended and restated in its entirety as follows:

“Financial Restatement Conditions” means the conditions that the Financial Restatement (a) does not decrease the Borrower’s consolidated operating income by an amount exceeding (i) $15,000,000 for any fiscal year ended March 31, 2003, March 29, 2004 or March 31, 2005, or by more than $5,000,000 for the period of two consecutive fiscal quarters ended September 30, 2005, or (ii) $30,000,000 in the aggregate for all such periods, and (b) does not decrease the Borrower’s Consolidated EBITDA by an amount exceeding (i) $15,000,000 for any fiscal year ended March 31, 2003, March 29, 2004 or March 31, 2005, or by more than $5,000,000 for the period of two consecutive fiscal quarters ended September 30, 2005, or (ii) $30,000,000 in the aggregate for all such periods.

(c) Clause (b) of the definition of “Senior Secured Leverage Ratio” is hereby amended by inserting the following text after the words “fiscal quarters ended such date” and prior to the coma thereof “(or, if such date is not the last day of a fiscal quarter, then for the period of four consecutive fiscal quarters ended prior to that date)”.

(d) The definition of “Consolidated EBITDA” is hereby amended by inserting the following text at the end of clause (g) thereof after the coma:

(h) any nonrecurring cash expenses or charges (not exceeding $2,000,000) resulting from a sale of the Specified Assets to the extent actually incurred in the relevant period,

(e) The following defined terms are hereby inserted in the appropriate alphabetical order:

“Delayed Financial Statements” means the financial statements for the fiscal quarters ended December 31, 2005 and June 30, 2006, the Financial Restatement and the financial statements for the fiscal year ended March 31, 2006.

“Financial Statement Completion Date” means the date on which the financial statements for the fiscal quarters ended December 31, 2005 and June 30, 2006, the Financial Restatement and the financial statements for the fiscal year ended March 31, 2006, together with the certificates and reports required to be delivered pursuant to Section 5.01, have, in each case, been delivered, and any Reporting Violations (as defined in the Second Amendment) are cured.

“Second Amendment” means the Amendment and Waiver dated as of June 23, 2006.

“Specified Assets” means assets related to the publication of the following titles: Muscle and Fitness, Muscle and Fitness Hers, Flex, Country Weekly and Mira!.

SECTION 2. Amendment to Section 2.11 of the Credit Agreement.

(a) Section 2.11(c) of the Credit Agreement is amended by inserting the following text at the end thereof:

; provided further that, in the case of any Prepayment Event involving a sale of the Specified Assets, the Borrower must prepay Term Borrowings with the Net Proceeds therefrom within five Business Days after receiving such Net Proceeds up to an amount necessary to reduce the Senior Secured Leverage Ratio, after giving effect to such prepayment, to 3.75 to 1.00 without exercising the rights set forth in the foregoing proviso (and the Borrower shall provide a certificate of a Financial Officer of the Borrower certifying that (x) no Default has occurred and is continuing or would result from such prepayment and, if a Default has occurred or would result therefrom, specifying the details thereof and any action taken or proposed to be taken with respect thereto, and (y) setting forth reasonably detailed calculations demonstrating compliance with the Senior Secured Leverage Ratio as set forth in this proviso), and any excess Net Proceeds remaining after such prepayment, may be applied pursuant to clauses (i), (ii) and (iii) of the foregoing proviso and in addition, at the Borrower’s option, may be applied to prepay, repurchase, redeem or otherwise extinguish Existing Subordinated Debt, in each case, certifying that no Default has occurred and is continuing.

(b) Section 2.11(g) of the Credit Agreement is amended by replacing the words “Restatement Completion Date” with the words “Financial Statement Completion Date”.

SECTION 3. Amendment to Section 5.01 of the Credit Agreement.

(a) Section 5.01(a) of the Credit Agreement is amended by inserting the following text at the end thereof:

; provided, that, with respect to the fiscal year ended March 31, 2006, such financial statements, as of the end of and for the fiscal year ended March 31, 2006, may be delivered later than otherwise required hereunder, but (i) shall be delivered not later than September 15, 2006 and (ii) such financial statements shall be delivered together with a certificate of the Borrower’s chief financial officer, certifying that the financial statements present fairly, in all material respects, the financial condition and results of operations of the Borrower and its Restricted Subsidiaries, in each case on a consolidated basis in accordance with GAAP consistently applied;

(b) The proviso at the end of Section 5.01(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

; provided, that, (x) with respect to the fiscal quarter ended December 31, 2005, such financial statements, as of the end of and for the fiscal quarter ended December 31, 2005, may be delivered later than otherwise required hereunder, but (i) shall be delivered upon completion of the Financial Restatement, but in any event not later than August 15, 2006, (ii) such financial statements shall be accompanied by the Financial Restatement, (iii) such financial statements and Financial Restatement shall be delivered together with a certificate of the Borrower’s chief financial officer, certifying that (A) the financial statements and Financial Restatement present fairly, in all material respects, the financial condition and results of operations of the Borrower and its Restricted Subsidiaries, in each case on a consolidated basis in accordance with GAAP consistently applied, and (B) the Financial Restatement complies with the Financial Restatement Conditions and (iv)

the Financial Restatement shall be delivered together with or shall include a report by Deloitte & Touche LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such portion of the Financial Restatement covering fiscal year 2005 presents fairly, in all material respects, the financial condition and results of operations of the Borrower and its Restricted Subsidiaries, in each case on a consolidated basis in accordance with GAAP consistently applied, and (y) with respect to the fiscal quarter ended June 30, 2006, such financial statements, as of the end of and for the fiscal quarter ended June 30, 2006, may be delivered later than otherwise required hereunder, but (i) shall be delivered not later than September 30, 2006 and (ii) such financial statements shall be delivered together with a certificate of the Borrower’s chief financial officer, certifying that the financial statements present fairly, in all material respects, the financial condition and results of operations of the Borrower and its Restricted Subsidiaries, in each case on a consolidated basis in accordance with GAAP consistently applied;

SECTION 4. Amendment to Section 6.03(a) of the Credit Agreement. Section 6.03(a) of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (ii) thereof and replacing it with “,” and (b) inserting the following text to the end of clause (iii) thereof before the semicolon and proviso:

and (iv) any Subsidiary that is part of an asset sale permitted under this Agreement may merge with another entity in order to effect a sale of such Subsidiary; provided that such merger is treated as a sale of assets and otherwise complies with, and is permitted by, this Agreement

SECTION 5. Amendment to Section 6.04 of the Credit Agreement. Section 6.04 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (h) thereof, (b) deleting the period at the end of clause (i) thereof and replacing it with the text “; and” and (c) inserting new clause (j) as follows:

(j) Guarantees by the Borrower of obligations (other than Indebtedness) of a Subsidiary Loan Party.

SECTION 6. Amendment to Section 6.05 of the Credit Agreement. Section 6.05 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (d) thereof, (b) inserting the word “and” at the end of clause (e) thereof and (c) inserting new clause (f) as follows:

(f) sale of the Specified Assets after the Financial Statement Completion Date and on or prior to the first anniversary of the effective date of the Second Amendment;

SECTION 7. Amendment to Section 6.08(b) of the Credit Agreement. Section 6.08(b) of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (vi) thereof, (b) deleting the period at the end of clause (vii) thereof and replacing it with the text “; and” and (c) inserting new clause (viii) as follows:

(viii) payments made to prepay, redeem or acquire Existing Subordinated Debt pursuant to and in compliance with Section 2.11(c); provided that any such payment shall only be permitted after making the prepayment required pursuant to Section 2.11(c); provided further that any Existing Subordinated Debt so prepaid, redeemed or acquired is cancelled and retired.

SECTION 8. Amendment to Section 6.10 of the Credit Agreement. Clause (iii) of the proviso to Section 6.10 of the Credit Agreement is hereby amended by inserting the words “or asset” immediately after both references to “Subsidiary” in clause (iii).

SECTION 9. Amendment to Section 6.12 of the Credit Agreement. The table in Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Period	Ratio

March 31, 2006 to and including June 30, 2006	8.85 to 1.00

September 30, 2006	(i) 9.50 to 1.00, if the Borrower has not completed a sale of the Specified Assets prior to September 30, 2006, and (ii) 8.85 to 1.00, if the Borrower has completed a sale of the Specified Assets prior to September 30, 2006

December 31, 2006 to and including September 30, 2007	8.85 to 1.00

October 1, 2007 to and including March 31, 2008	8.50 to 1.00

April 1, 2008 to and including December 31, 2008	8.25 to 1.00

January 31, 2009 to and including September 30, 2009	7.75 to 1.00

October 1, 2009 and thereafter	7.50 to 1.00

SECTION 10. Amendment to Section 6.13 of the Credit Agreement. The table in Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Period	Ratio
March 31, 2006 to and including June 30, 2006	4.00 to 1.00

September 30, 2006	(i) 4.35 to 1.00, if the Borrower has not completed a sale of the Specified Assets prior to September 30, 2006, and (ii) 4.00 to 1.00, if the Borrower has completed a sale of the Specified Assets prior to September 30, 2006

December 31, 2006 to and including September 30, 2007	4.00 to 1.00

October 1, 2007 to and including March 31, 2008	3.75 to 1.00

April 1, 2008 to and including September 30, 2008	3.50 to 1.00

October 1, 2008 to and including September 30, 2009	3.25 to 1.00

October 1, 2009 and thereafter	3.00 to 1.00

SECTION 11. Amendment to Section 6.14 of the Credit Agreement. The table in Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Period	Ratio
March 31, 2006 to and including June 30, 2006	1.20 to 1.00

September 30, 2006	1.10 to 1.00

December 31, 2006 to and including December 31, 2008	1.20 to 1.00

January 1, 2009 and thereafter	1.30 to 1.00

SECTION 12. Waivers and Acknowledgments. (a) The undersigned Lenders hereby waive any Default arising under clause (g) of Article VII of the Credit Agreement in relation to the Existing Subordinated Debt, to the extent, but only to the extent, any such Default results from a Reporting Violation (as defined below); provided, that such waiver shall terminate and cease to apply if (i) any Existing Subordinated Debt becomes due, or is declared to become due, or is required to be prepaid, repurchased, redeemed or defeased, prior to its stated maturity, in any such case as a result of a Reporting Violation, or (ii) the holder or holders of any Existing Subordinated Debt (or the requisite number or percentage in interest entitled to do so under the terms thereof, if applicable), or any trustee or agent on its or their behalf, (A) gives notice to Holdings, the Borrower or any Subsidiary of a Reporting Violation, if the effect of such notice is to commence a grace or cure period upon the expiration of which any right or remedy may be exercised if the Reporting Violation is continuing, or (B) otherwise commences any proceeding with respect to the exercise of any material rights or remedies (as determined by the Required Lenders) that may be exercised based upon a Reporting Violation.

(b) It is acknowledged and agreed that the mere existence of a Reporting Violation, in and of itself, shall not constitute a breach of any of the representations and warranties in the Credit Agreement or a Material Adverse Effect.

(c) For purposes hereof, the term “Reporting Violation” means any failure to comply with any provision of any agreement or instrument evidencing or governing the terms of any Existing Subordinated Debt that requires the delivery of financial statements for the Borrower and its subsidiaries or the filing by the Borrower of reports (or delivery by the Borrower of reports required to be filed by it) with the Securities and Exchange Commission, to the extent such non-compliance results from the failure by the Borrower to deliver unaudited financial statements for the fiscal quarters ended December 31, 2005 or June 30, 2006, to file its report on 10-Q for the fiscal quarters ended December 31, 2005 or June 30, 2006, to deliver audited financial statements for the fiscal year ended March 31, 2006, or to file its report on 10-K for the fiscal year ended March 31, 2006, in each case within the time required.

(d) It is acknowledged and agreed that the waivers and acknowledgments set forth in Section 7 of the First Amendment shall remain in effect after the Second Amendment Effective Date.

SECTION 13. Certain Covenants. The provisions set forth in Section 8 of the First Amendment are superceded in their entirety by this Section 13. Unless and until the financial statements for the fiscal quarters ended December 31, 2005 and June 30, 2006, the Financial Restatement, and the financial statements for the fiscal year ended March 31, 2006, together with the certificates and reports required to be delivered pursuant to Section 5.01, have, in each case, been delivered, and any Reporting Violations are cured, each of Holdings and the Borrower hereby covenants and agrees with each Lender and the Administrative Agent that:

(a) neither Holdings nor the Borrower will, nor will they permit any Restricted Subsidiary to, (i) declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment otherwise permitted by clause (x)(B) of Section 6.08(a) of the Credit Agreement or (except to the extent of Restricted Payments made by the Borrower to Holdings in order to permit Holdings to make Restricted Payments of the type allowed by clauses (iii) through (v) of Section 6.08(a) of the Credit Agreement) clause (xi) of Section 6.08(a) of the Credit Agreement, or incur any obligation (contingent or otherwise) to do so or (ii) make any investment in any Unrestricted Subsidiary if any proceeds of such investment are to be used for any purpose otherwise prohibited by this clause (a); and

(b) neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, give any consideration to or for the benefit of any holder of Existing Subordinated Debt for any amendment, modification or waiver of any agreement, instrument or other document evidencing or governing any Existing Subordinated Debt or any waiver or consent of or arrangement with any of such holders of the Existing Subordinated Debt, in each case with respect to a Reporting Violation; provided that the foregoing shall not prohibit payment of a cash fee (or the equivalent thereof) in connection with any such amendment, modification or waiver if (i) such fee does not exceed an amount that would be, based upon available information, usual and customary for fees paid to obtain similar consents or waivers under similar circumstances and (ii) at the time of, and after giving effect to, the payment of such fee, the sum of the Revolving Commitments exceeds the sum of the Revolving Exposures by at least $35,000,000.

SECTION 14. Representations and Warranties. Each of Holdings and the Borrower hereby represents and warrants to and agrees with each Lender and the Administrative Agent that, after giving effect to this Amendment:

(a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date; and

(b) as of the Second Amendment Effective Date, no Default has occurred and is continuing.

SECTION 15. Conditions to Effectiveness. This Amendment (including the waivers set forth in Section 12 above) shall become effective as of the date of the satisfaction in full of the following conditions precedent (the “Second Amendment Effective Date”):

(a) the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of Holdings, the Borrower and the Required Lenders;

(b) the Administrative Agent shall have received all other amounts due and payable under the Credit Agreement on or prior to the Second Amendment Effective Date, including, to the extent invoiced, all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent); and

(c) the Administrative Agent shall have received the Amendment Fee (as defined below).

SECTION 16. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, Holdings and the Borrower jointly agree to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 12:00 p.m., noon, New York City time, on June 23, 2006, an amendment fee (the “Amendment Fee”) in an amount separately disclosed or agreed in writing.

SECTION 17. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. This Amendment shall constitute a Loan Document.

SECTION 18. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 19. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

AMERICAN MEDIA, INC.,

by	/s/ Carlos Abaunza
Name: Carlos Abaunza
Title: Senior Vice President and Chief Financial Officer

AMERICAN MEDIA OPERATIONS, INC.,

by	/s/ Carlos Abaunza
Name: Carlos Abaunza
Title: Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by	/s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Vice President

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	AIG BANK LOAN FUND LTD.
By: AIG Global Investment Corp., Its
Investment Manager

by	/s/ William Kozicki
Name: William Kozicki
Title: Vice President

Lender Name:	AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management,
Inc. As Sub-Adviser

by	/s/ Karen S. Klapper
Name: Karen S. Klapper
Title: Authorized Signatory

Lender Name:	ALZETTE EUROPEAN CLO S.A.
By: INVESCO Senior Secured Management,
Inc. As Collateral Manager

by	/s/ Karen S. Klapper
Name: Karen S. Klapper
Title: Authorized Signatory

Lender Name:	AMERIPRISE CERTIFICATE COMPANY
By: RiverSource Investments, LLC as
Collateral Manager

by	/s/ Yvonne E. Stevens
Name: Yvonne E. Stevens
Title: Assistant Vice President

Lender Name:	AMMC CDO II, LIMITED
By: American Money Management Corp.,
as Collateral Manager

by	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

Lender Name:	AMMC CDO III, LIMITED
By: American Money Management Corp.,
as Collateral Manager

by	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

Lender Name:	AMMC CLO IV, LIMITED
By: American Money Management Corp.,
as Collateral Manager

by	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

Lender Name:	ATLAS LOAN FUNDING (NAVIGATOR), LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

by	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

Lender Name:	AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management,
Inc. As Asset Manager

by	/s/ Karen S. Klapper
Name: Karen S. Klapper
Title: Authorized Signatory

Lender Name:	SANKATY ADVISORS, LLC
As Collateral Manager for Avery Point CLO,
Ltd. as Term Lender

by	/s/ Susan Lynch
Name: Susan Lynch
Title: Executive Vice President

Lender Name:	AVERY STREET CLO, LTD

by	/s/ R. Ian O’Keeffe
Name: R. Ian O’Keeffe
Title: Authorized Signatory

Lender Name:	BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
SUFFIELD CLO, LIMITED
By: Babson Capital Management LLC as Collateral Manager

by	/s/ Adrienne Musgnug
Name: Adrienne Musgnug
Title: Managing Director

Lender Name:	C.M. LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Sub-Adviser

by	/s/ Adrienne Musgnug
Name: Adrienne Musgnug
Title: Managing Director

Lender Name:	MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC as Investment Manager

by	/s/ Adrienne Musgnug
Name: Adrienne Musgnug
Title: Managing Director

Lender Name:	BILL & MELINDA GATES FOUNDATION
By: Babson Capital Management LLC as Investment Adviser

by	/s/ Adrienne Musgnug
Name: Adrienne Musgnug
Title: Managing Director

Lender Name:	BEAR STEARNS CORPORATE LENDING INC.

by	/s/ Victor Bulzacchelli
Name: Victor Bulzacchelli
Title: Vice President

Lender Name:	BEAR STEARNS LOAN TRUST
By: Bear Stearns Asset Management, Inc., as its attorney-in-fact

by	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: Managing Director

Lender Name:	BELHURST CLO LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

by	/s/ Karen S. Klapper
Name: Karen S. Klapper
Title: Authorized Signatory

Lender Name:	BIG SKY III SENIOR LOAN TRUST
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender Name:	BLACK DIAMOND CLO 2006-1 (CAYMAN) LTD.
By: Black Diamond Capital Management, L.L.C. as its Collateral Manager Advisor

by	/s/ James J. Zenni, Jr.
Name: James J. Zenni, Jr.
Title: President & Managing Partner, Black Diamond Capital Management, L.L.C.

Lender Name:	BOSTON HARBOR CLO 2004-1 LTD.

by	/s/ Beth Mazor
Name: Beth Mazor
Title: Vice President

Lender Name:	CALLIDUS DEBT PARTNERS CLO FUND II, LTD.
By: Its Collateral Manager, Callidus Capital Management, LLC

by	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Principal

Lender Name:	CANYON CAPITAL CDO 2002-1 LTD.
By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

by	/s/ Michael R. Julis
Name: Michael R. Julis
Title: Managing Director

Lender Name:	CARLYLE HIGH YIELD PARTNERS IV, LTD

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Lender Name:	CARLYLE HIGH YIELD PARTNERS VI, LTD

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Lender Name:	CARLYLE HIGH YIELD PARTNERS VII, LTD

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Lender Name:	CARLYLE HIGH YIELD PARTNERS VIII, LTD

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Lender Name:	CARLYLE HIGH YIELD PARTNERS IX, LTD

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Lender Name:	CARLYLE LOAN INVESTMENT, LTD.

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Lender Name:	CARLYLE LOAN OPPORTUNITY FUND

by	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Lender Name:	SANKATY ADVISORS, LLC As Collateral Manager for Castle Hill I – INGOTS, Ltd., as Term Lender

by	/s/ Susan Lynch
Name: Susan Lynch
Title: Executive Vice President

Lender Name:	SANKATY ADVISORS, LLC As Collateral Manager for Castle Hill II – INGOTS, Ltd., as Term Lender

by	/s/ Susan Lynch
Name: Susan Lynch
Title: Executive Vice President

Lender Name:	SANKATY ADVISORS, LLC As Collateral Manager for Castle Hill III, CLO, Limited, as Term Lender

by	/s/ Susan Lynch
Name: Susan Lynch
Title: Executive Vice President

Lender Name:	CELEBRITY CLO LIMITED By: TCW Advisors, Inc., as Agent

by	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

by	/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: Vice President

Lender Name:	CENTURION CDO VI, LTD. By: RiverSource Investments, LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Supervisor – Fixed Income

Lender Name:	CENTURION CDO VII, LTD. By: RiverSource Investments, LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Supervisor – Fixed Income

Lender Name:	CENTURION CDO 8, LIMITED By: RiverSource Investments, LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Supervisor – Fixed Income

Lender Name:	CENTURION CDO 9, LTD. By: RiverSource Investments, LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Supervisor – Fixed Income

Lender Name:	CENT CDO 10, LTD. By: RiverSource Investments, LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Supervisor – Fixed Income

Lender Name:	CENT CDO XI, LIMITED By: RiverSource Investments, LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Supervisor – Fixed Income

Lender Name:	CHAMPLAIN CLO, LTD. By: INVESCO Senior Secured Management, Inc. as Collateral Manager

by	/s/ Karen S. Klapper
Name: Karen S. Klapper
Title: Authorized Signatory

Lender Name:	CHARTER VIEW PORTFOLIO By: INVESCO Senior Secured Management, Inc. as Investment Advisor

by	/s/ Karen S. Klapper
Name: Karen S. Klapper
Title: Authorized Signatory

Lender Name:	CHATHAM LIGHT II CLO, LIMITED, By: Sankaty Advisors LLC, as Collateral Manager

by	/s/ Susan Lynch
Name: Susan Lynch
Title: Executive Vice President

Lender Name:	CIT LENDING SERVICES CORPORATION

by	/s/ Scott Ploshay
Name: Scott Ploshay
Title: Vice President

Lender Name:	CYPRESSTREE CLAIF FUNDING LLC

by	/s/ Anna M. Tallent
Name: Anna M. Tallent
Title: Assistant Vice President

Lender Name:	DEL MAR CLO I, LTD. By: Caywood-Scholl Capital Management, LLC as Collateral Manager

by	/s/ Kirk Maurer
Name: Kirk Maurer
Title: Co-Director of Research

Lender Name:	DEUTSCHE BANK TRUST COMPANY AMERICAS

by	/s/ Susan LeFevre
Name: Susan LeFevre
Title: Director

by	/s/ Evelyn Thierry
Name: Evelyn Thierry
Title: Vice President

Lender Name:	DIVERSIFIED CREDIT PORTFOLIO LTD. By: INVESCO Senior Secured Management, Inc. as Investment Adviser

by	/s/ Karen S. Klapper
Name: Karen S. Klapper
Title: Authorized Signatory

Lender Name:	DUANE STREET CLO II, LTD. By: DiMaio Ahmad Capital LLC, as Interim Collateral Manager

by	/s/ Paul Travers
Name: Paul Travers
Title: Managing Director

Lender Name:	EATON VANCE CDO VI LTD.
By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender Name:	EATON VANCE CDO VIII LTD. By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender Name:	EATON VANCE FLOATING-RATE INCOME TRUST By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender Name:	EATON VANCE SENIOR LOAN FUND By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender Name:	EATON VANCE LIMITED DURATION INCOME FUND By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender Name:	EATON VANCE SENIOR FLOATING- RATE TRUST By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender Name:	EATON VANCE INCOME TRUST By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender Name:	EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender Name:	EATON VANCE VARIABLE LEVERAGE FUND LTD. By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender Name:	EATON VANCE VT FLOATING-RATE INCOME FUND By: Eaton Vance Management as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender Name:	FAIRWAY LOAN FUNDING COMPANY By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Lender Name:	FIRST 2004-I CLO, LTD. By: TCW Advisors, Inc., its Collateral Manager

by	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

by	/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: Vice President

Lender Name:	FIRST 2004-II CLO, LTD. By: TCW Advisors, Inc., its Collateral Manager

by	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

by	/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: Vice President

Lender Name:	FOUNDERS GROVE CLO, LTD. By: Tall Tree Investment Management, LLC as Collateral Manager

by	/s/ Brad Langs
Name: Brad Langs
Title: Officer

Lender Name:	GALAXY CLO 2003-1, LTD. By: AIG Global Investment Corp., Inc. Its Collateral Manager

by	/s/ William Kozicki
Name: William Kozicki
Title: Vice President

Lender Name:	GALAXY III CLO, LTD. By: AIG Global Investment Corp., Its Collateral Manager

by	/s/ William Kozicki
Name: William Kozicki
Title: Vice President

Lender Name:	GALAXY IV CLO, LTD. By: AIG Global Investment Corp., Its Collateral Manager

by	/s/ William Kozicki
Name: William Kozicki
Title: Vice President

Lender Name:	GALAXY V CLO, LTD. By: AIG Global Investment Corp., Its Collateral Manager

by	/s/ William Kozicki
Name: William Kozicki
Title: Vice President

Lender Name:	GALAXY VI CLO, LTD. By: AIG Global Investment Corp., Its Collateral Manager

by	/s/ William Kozicki
Name: William Kozicki
Title: Vice President

Lender Name:	GALLATIN CLO II 2005-1 LTD. By: Bear Stearns Asset Management Inc. As its Collateral Manager

by	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: Managing Director

Lender Name:	GALLATIN FUNDING I LTD. By: Bear Stearns Asset Management Inc. As its Collateral Manager

by	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: Managing Director

Lender Name:	GENERAL ELECTRIC CAPITAL CORPORATION

by	/s/ Rebecca A. Ford
Name: Rebecca A. Ford
Title: Duly Authorized Signatory

Lender Name:	GLOBAL ENHANCED LOAN FUND S.A. By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Lender Name:	STATE STREET BANK & TRUST COMPANY as Trustee For GMAM Group Pension Trust I

by	/s/ Russell Ricciardi
Name: Russell Ricciardi
Title: Client Service Officer

Lender Name:	GRAND CENTRAL ASSET TRUST, LAC SERIES

by	/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-in-fact

Lender Name:	GRAYSON & CO By: Boston Management and Research As Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender Name:	GRAYSTON CLO II 2004-1 LTD. By: Bear Stearns Asset Management, Inc., as its Collateral Manager

by	/s/ Niall Rosenzweig
Name: Niall Rosenzweig
Title: Managing Director

Lender Name:

HALCYON STRUCTURED ASSET MANAGEMENT LONG

SECURED/SHORT UNSECURED CLO I LTD.

By: Halcyon Structured Asset Management L.P.,

as Collateral Manager.

By: Halcyon Structured Asset Management LLC,

its sole general partner

by	/s/ Aaron Goldberg
Name: Aaron Goldberg
Title: Chief Financial Officer

Lender Name:	HAMLET II, LTD. By: Octagon Credit Investors, LLC as Portfolio Manager

by	/s/ Andrew D. Gordon
Name: Andrew D. Gordon
Title: Portfolio Manager

Lender Name:	HARBOUR TOWN FUNDING LLC

by	/s/ Christine L. Ramseur
Name: Christine L. Ramseur
Title: Assistant Vice President

Lender Name:	HY-FI TRUST, BY JPMORGAN CHASE BANK, N.A. (F/K/A/ JPMORGAN CHASE BANK) SOLELY AS TRUSTEE (AND NOT IN ITS INDIVIDUAL CAPACITY) By: Octagon Credit Investors, LLC. as Portfolio Manager

by	/s/ Andrew D. Gordon
Name: Andrew D. Gordon
Title: Portfolio Manager

Lender Name:	IDS LIFE INSURANCE COMPANY By: RiverSource Investments, LLC as Collateral Manager

by	/s/ Yvonne E. Stevens
Name: Yvonne E. Stevens
Title: Assistant Vice President

Lender Name:	ING PRIME RATE TRUST By: ING Investment Management Co. as its Investment Manager

by	/s/ Mohamed Basma
Name: Mohamed Basma
Title: Vice President

Lender Name:	ING SENIOR INCOME FUND By: ING Investment Management Co. as its Investment Manager

by	/s/ Mohamed Basma
Name: Mohamed Basma
Title: Vice President

Lender Name:	ING INTERNATIONAL (II) – SENIOR BANK LOANS EURO By: ING Investment Management Co. as its Investment Manager

by	/s/ Mohamed Basma
Name: Mohamed Basma
Title: Vice President

Lender Name:	INVESCO CBO 2000-1 LTD. By: INVESCO Senior Secured Management, Inc. As Portfolio Advisor

by	/s/ Karen S. Klapper
Name: Karen S. Klapper
Title: Authorized Signatory

Lender Name:	INVESCO EUROPEAN CDO I S.A. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

by	/s/ Karen S. Klapper
Name: Karen S. Klapper
Title: Authorized Signatory

Lender Name:	KATONAH II, LTD. by Sankaty Advisors LLC as Sub-Advisors

by	/s/ Susan Lynch
Name: Susan Lynch
Title: Executive Vice President

Lender Name:	KATONAH III, LTD. by Sankaty Advisors LLC as Sub-Advisors

by	/s/ Susan Lynch
Name: Susan Lynch
Title: Executive Vice President

Lender Name:	KATONAH IV, LTD. By Sankaty Advisors, LLC as Sub-Advisors

by	/s/ Susan Lynch
Name: Susan Lynch
Title: Executive Vice President

Lender Name:	KATONAH V, LTD. By: INVESCO Senior Secured Management, Inc. As Investment Manager

by	/s/ Karen Klapper
Name: Karen S. Klapper
Title: Authorized Signatory

Lender Name:	KENNECOTT FUNDING LTD.

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Director

Lender Name:	KZH PONDVIEW LLC

by	/s/ Wai Kee Lee
Name: Wai Kee Lee
Title: Authorized Agent

Lender Name:	KZH SOLEIL-2 LLC

by	/s/ Wai Kee Lee
Name: Wai Kee Lee
Title: Authorized Agent

Lender Name:	LAGUNA FUNDING LLC

by	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Authorized Signatory

Lender Name:	LANDMARK IV CDO LIMITED By: Aladdin Capital Management, as Manager

by	/s/ John J. D’Angelo
Name: John J. D’Angelo
Title: Authorized Signatory

Lender Name:	LATITUDE CLO II LTD.

by	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

Lender Name:	LEHMAN COMMERCIAL PAPER INC.

by	/s/ Michael E. Masters
Name: Michael E. Masters
Title: Authorized Signatory

Lender Name:	LOAN FUNDING III LLC By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Lender Name:	LOAN FUNDING IX LLC, FOR ITSELF OR AS AGENT FOR CORPORATE LOAN FUNDING IX LLC By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

by	/s/ Karen Klapper
Name: Karen S. Klapper
Title: Authorized Signatory

Lender Name:	SANKATY ADVISORS, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender

by	/s/ Susan Lynch
Name: Susan Lynch
Title: Executive Vice President

Lender Name:	MORGAN STANLEY PRIME INCOME TRUST

by	/s/ Jinny K. Kim
Name: Jinny K. Kim
Title: Executive Director

Lender Name:	MOSELLE CLO S.A. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

by	/s/ Karen Klapper
Name: Karen S. Klapper
Title: Authorized Signatory

Lender Name:	NATEXIS BANQUES POPULAIRES

by	/s/ Elizabeth A. Harker
Name: Elizabeth A. Harker
Title: Vice President

by	/s/ Evan S. Kraus
Name: Evan S. Kraus
Title: Vice President

Lender Name:	NAUTIQUE FUNDING LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

by	/s/ Karen Klapper
Name: Karen S. Klapper
Title: Authorized Signatory

Lender Name:	NAVIGARE FUNDING I By: Navigare Partners, LLC, Its collateral manager

by	/s/ Sheryl A. Rothman
Name: Sheryl A. Rothman
Title: Managing Director

Lender Name:	NORTHWOODS CAPITAL IV, LIMITED By: Angelo, Gordon & Co., L.P., As Collateral Manager

by	/s/ Bradley Pattelli
Name: Bradley Pattelli
Title: Managing Director

Lender Name:	NORTHWOODS CAPITAL V, LIMITED By: Angelo, Gordon & Co., L.P. As Collateral Manager

by	/s/ Bradley Pattelli
Name: Bradley Pattelli
Title: Managing Director

Lender Name:	NORTHWOODS CAPITAL VI, LIMITED By: Angelo, Gordon & Co., L.P. As Collateral Manager

by	/s/ Bradley Pattelli
Name: Bradley Pattelli
Title: Managing Director

Lender Name:	OCTAGON INVESTMENT PARTNERS V, LTD. By: Octagon Credit Investors, LLC as Portfolio Manager

by	/s/ Andrew D. Gordon
Name: Andrew D. Gordon
Title: Portfolio Manager

Lender Name:	OCTAGON INVESTMENT PARTNERS VI, LTD. By: Octagon Credit Investors, LLC as collateral manager

by	/s/ Andrew D. Gordon
Name: Andrew D. Gordon
Title: Portfolio Manager

Lender Name:	OCTAGON INVESTMENT PARTNERS VII, LTD. By: Octagon Credit Investors, LLC as collateral manager

by	/s/ Andrew D. Gordon
Name: Andrew D. Gordon
Title: Portfolio Manager

Lender Name:	OCTAGON INVESTMENT PARTNERS VIII, LTD. By: Octagon Credit Investors, LLC as collateral manager

by	/s/ Andrew D. Gordon
Name: Andrew D. Gordon
Title: Portfolio Manager

Lender Name:	OCTAGON INVESTMENT PARTNERS IX, LTD. By: Octagon Credit Investors, LLC as Manager

by	/s/ Andrew D. Gordon
Name: Andrew D. Gordon
Title: Portfolio Manager

Lender Name:	OCTAGON INVESTMENT PARTNERS X, LTD. By: Octagon Credit Investors, LLC as Collateral Manager

by	/s/ Andrew D. Gordon
Name: Andrew D. Gordon
Title: Portfolio Manager

Lender Name:	ORIX FINANCE CORP.

by	/s/ Christopher L. Smith
Name: Christopher L. Smith
Title: Authorized Representative

Lender Name:	OSP FUNDING LLC

by	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Assistant Vice President

Lender Name:	PARK AVENUE LOAN TRUST By: TCW Advisors, Inc., as Agent

by	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

by	/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: Vice President

Lender Name:	PETRUSSE EUROPEAN CLO S.A. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

by	/s/ Karen Klapper
Name: Karen S. Klapper
Title: Authorized Signatory

Lender Name:	PIMCO FLOATING RATE INCOME FUND By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

by	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Lender Name:	PIMCO FLOATING RATE STRATEGY FUND By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

by	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Lender Name:	PINEHURST TRADING, INC.

by	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Assistant Vice President

Lender Name:	PPM MONARCH BAY FUNDING LLC

by	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Assistant Vice President

Lender Name:	PPM SHADOW CREEK FUNDING LLC

by	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Assistant Vice President

Lender Name:	PUTNAM BANK LOAN FUND (CAYMAN) MASTER FUND, a series of the PUTNAM OFFSHORE MASTER SERIES TRUST, by The Putnam Advisory Company, LLC

by	/s/ Angela Patel
Name: Angela Patel
Title: Vice President

Lender Name:	PUTNAM FLOATING RATE INCOME FUND

by	/s/ Beth Mazor
Name: Beth Mazor
Title: Vice President

Lender Name:	SANKATY ADVISORS, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

by	/s/ Susan Lynch
Name: Susan Lynch
Title: Executive Vice President

Lender Name:	SANKATY ADVISORS, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

by	/s/ Susan Lynch
Name: Susan Lynch
Title: Executive Vice President

Lender Name:	SANKATY ADVISORS, LLC as Collateral Manager for Race Point III, CLO Ltd. as Term Lender

by	/s/ Susan Lynch
Name: Susan Lynch
Title: Executive Vice President

Lender Name:	RIVERSOURCE BOND SERIES, INC. RIVERSOURCE FLOATING RATE FUND

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Lender Name:	ROSEDALE CLO, LTD. By: Princeton Advisory Group, Inc. the Collateral Manager acting as attorney-in-fact

by	/s/ Thomas Brower
Name: Thomas Brower
Title: Senior Analyst

Lender Name:	SAGAMORE CLO LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

by	/s/ Karen Klapper
Name: Karen S. Klapper
Title: Authorized Signatory

Lender Name:	SARATOGA CLO I, LIMITED By: INVESCO Senior Secured Management, Inc. As Asset Manager

by	/s/ Karen Klapper
Name: Karen S. Klapper
Title: Authorized Signatory

Lender Name:	SATURN TRUST By: AIG Global Investment Corp., Inc. Its Investment Advisor

by	/s/ William Kozicki
Name: William Kozicki
Title: Vice President

Lender Name:	SENIOR DEBT PORTFOLIO By: Boston Management and Research as Investment Advisor

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender Name:	SEQUILS-CENTURION V, LTD. By: RiverSource Investments, LLC as Collateral Manager

by	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Supervisor – Fixed Income

Lender Name:	SERVES 2006-1, LTD. By: PPM America, Inc., as Collateral Manager

by	/s/ Chris Kappas
Name: Chris Kappas
Title: Managing Director

Lender Name:	SOUTHPORT CLO, LIMITED By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Lender Name:	SUNAMERICA LIFE INSURANCE COMPANY By: AIG Global Investment Corp., Inc. Its Investment Advisor

by	/s/ William Kozicki
Name: William Kozicki
Title: Vice President

Lender Name:	TCW SELECT LOAN FUND, LIMITED By: TCW Advisors, Inc. as its Collateral Manager

by	/s/ Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

by	/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: Vice President

Lender Name:	TCW SENIOR SECURED FLOATING RATE LOAN FUND, L.P. By: TCW Advisors, Inc., as its Investment Advisor

by	/s/ Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

by	/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: Vice President

Lender Name:	TCW SENIOR SECURED LOAN FUND By: TCW Advisors, Inc., as its Investment Advisor

by	/s/ Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

by	/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: Vice President

Lender Name:	THE NORINCHUKIN BANK, NEW YORK BRANCH, THROUGH STATE STREET BANK AND TRUST COMPANY N.A. AS FIDUCIARY CUSTODIAN By: Eaton Vance Management, Attorney-in-fact

by	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Lender Name:	TORONTO DOMINION (NEW YORK), LLC

by	/s/ Jackie Barrett
Name: Jackie Barrett
Title: Authorized Signatory

Lender Name:	TRIMARAN CLO IV LTD. By Trimaran Advisors, L.L.C.

by	/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

Lender Name:	TRIMARAN CLO V LTD. By Trimaran Advisors, L.L.C.

by	/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

Lender Name:	TRIMARAN CLO VI LTD. By Trimaran Advisors, L.L.C.

by	/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

Lender Name:	VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Asset Management

by	/s/ Christina Jamieson
Name: Christina Jamieson
Title: Executive Director

Lender Name:	VAN KAMPEN SENIOR LOAN FUND By: Van Kampen Asset Management

by	/s/ Christina Jamieson
Name: Christina Jamieson
Title: Executive Director

Lender Name:	VELOCITY CLO, LTD. By: TCW Advisors, Inc., its Collateral Manager

by	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

by	/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: Vice President

Lender Name:	VITESSE CLO LTD. By: TCW Advisors as its Portfolio Manager

by	/s/ G. Wayne Hosang
Name: G. Wayne Hosang
Title: Vice President

by	/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: Vice President

Lender Name:	WATERVILLE FUNDING LLC

by	/s/ Christina L. Ramseur
Name: Christina L. Ramseur
Title: Assistant Vice President

Lender Name:	WAVELAND – INGOTS, LTD. By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Lender Name:	WB LOAN FUNDING 2, LLC

by	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Associate

Lender Name:	WIND RIVER CLO II – TATE INVESTORS, LTD. By: McDonnell Investment Management, LLC, as Manager

by	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

Lender Name:	WRIGLEY CDO, LTD. By: Pacific Investment Management Company LLC, as its Investment Advisor

by	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

Lender Name:	YORKVILLE CBNA LOAN FUNDING LLC

by	/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-in-fact